Exhibit 99.1

Sugarmade Signs Management Services Agreement for Cannabis Product Manufacturing, Distribution, Delivery Licensing, and Facility Management Ahead of First Harvest at its Partner’s Farm

NEW YORK, NY, August 22, 2022 (GLOBE NEWSWIRE) — Sugarmade, Inc. (OTC Pink: SGMD) (“Sugarmade” or the “Company”), an emerging leader in the licensed cannabis sector, is pleased to announce that its wholly owned subsidiary, SugarRush, has entered into a Management Services Agreement (the “MSA”) with Canndis, Inc. (“Canndis”), a California Cannabis Micro License holder based in Desert Hot Spring, CA, providing for an expansion in the Company’s manufacturing and distribution footprint. Canndis’ license covers delivery, manufacturing, distribution, and cultivation capabilities.

Through the MSA, Sugarmade will assume management responsibilities and operational control over manufacturing and distribution of cultivated cannabis produced at the its partner’s “Jerusalem Grade Farm”, which is licensed for 43,560 square feet of outdoor canopy area currently growing at full capacity this season.

The MSA expands Sugarmade’s manufacturing and distribution footprint as Sugarmade prepares to harvest its first cultivated cannabis crop from its partner’s farm. The MSA will provide for the establishment of a new strategically located manufacturing and distribution hub near Palm Springs, CA, as Sugarmade brings that harvest to market.

“This deal will provide us with a new income stream as we apply our expertise and experience to mobilize Canndis’ assets and market positioning,” noted Jimmy Chan, CEO of Sugarmade. “But it also has substantial strategic value because it lays a foundation for a significantly expanded manufacturing and distribution infrastructure under our control when we harvest our first crop in two months.”

About Sugarmade

Sugarmade, Inc. (OTC Pink: SGMD) is a product and branding marketing company investing in operations and technologies with disruptive potential. Our brand portfolio includes CarryOutsupplies.com, SugarRush™, NUG Avenue, J Grade Farm, Lemon Glow and Budcars.

For more information, please visit www.Sugarmade.com.

FORWARD-LOOKING STATEMENTS: This release contains “forward-looking statements”. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others, such as but not limited to; economic conditions, changes in the laws or regulations, demand for products and services of the Company, the effects of competition, uncontrollable forces of nature and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. These factors, risks and uncertainties can be found in Part I, Item 1A, “Risk Factors,” of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021, as the same may be updated from time to time. Although we believe the expectations reflected in our forward-looking statements are based upon reasonable assumptions, it is not possible to foresee or identify all factors that could have a material effect on the future financial performance of the Company. The forward-looking statements in this press release are made on the basis of management’s assumptions and analyses, as of the time the statements are made, in light of their experience and perception of historical conditions, expected future developments and other factors believed to be appropriate under the circumstances. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this press release to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Corporate Contact:

Jimmy Chan

+1-(888)-982-1628

info@Sugarmade.com

Investor Relations Contact:

EDM Media, LLC

https://edm.media